UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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[ ] Preliminary Proxy Statement

[ ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ] Definitive Proxy Statement

[X] Definitive Additional Materials

[ ] Soliciting Material under §240.14a-12

INGRAM MICRO HOLDING CORPORATION

(Name of Registrant as Specified in its Charter)

Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. For complete information and to vote, visit www.ProxyVote.com Control # INGRAM MICRO HOLDING CORPORATION 2026 Annual Meeting Vote by May 12, 2026 11:59 PM ET INGRAM MICRO HOLDING CORPORATION 3351 MICHELSON DRIVE, SUITE 100 IRVINE, CA 92612 You invested in INGRAM MICRO HOLDING CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 13, 2026. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 29, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote Virtually at the Meeting* May 13, 2026 8:30 a.m. (Pacific Time) Virtually at: www.virtualshareholdermeeting.com/INGM2026 Smartphone users Point your camera here and vote without entering a control number V86824-P45409

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote on these important matters. 1. Election of Directors For Nominees: 01) Bryan Kelln 02) Mary Ann Sigler 03) Sharon Wienbar 04) Eric Worley 2. Advisory vote to approve the compensation of the Company’s named executive officers. For 3. Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2026. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof. V86825-P45409